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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 1996


                                   XECOM CORP.
             (Exact name of registrant as specified in its charter)


         Nevada                     333-10563                   33-0664567

(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


                          69-730 Highway 111, Suite 101
                         Rancho Mirage, California 92270
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (619) 202-1555
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  Xecom Corp. ("Xecom") became interested in selling its seventy percent (70%) interest in Selectel Corporation ("Selectel") in order to focus on the installation of phone systems for the military and to get out of the business of being a switchless reseller, where margins have been slipping. On August 14, 1996, after negotiating the terms of the sale, Xecom, along with the other shareholder of Selectel, entered into an Acquisition Agreement (the "Agreement") to sell one hundred percent of its stock interest in Selectel to Teletek, Inc. ("Teletek"). As consideration for the sale, the shareholders of Selectel will receive: (a) One hundred thirty thousand (130,000) shares of the common stock of Teletek, which shares shall be issued by Teletek and deemed restricted securities for two years pursuant to Rule 144; (b) Sixty thousand (60,000) shares of the common stock of Teletek, which shares shall be free trading; (c) Two Hundred Seventy Thousand Dollars ($270,000.00); (d) A promissory note in the amount of three hundred thousand dollars ($300,000.00), bearing an eight percent (8%) a.p.r., principal due two years from the date of the note; and (e) Prepayment of interest on the note described in subparagraph
(d) above, totalling forty-eight thousand dollars ($48,000.00).

                  On August 21, 1996, Xecom issued a Press Release announcing that it had sold its interest in Selectel to Teletek. In the Press Release, Xecom announced that with the sale of Selectel, its balance sheet vastly improves, which will qualify Xecom as a non-designated security. A copy of the Agreement is attached hereto as Exhibit 99.1 and incorporated herein by this reference. A copy of the Press Release is attached hereto as Exhibit 99.2 and incorporated herein by this reference.

                  Disclosure Regarding Forward Looking Statements. This Current Report on Form 8-K and the documents incorporated by reference herein (collectively, the "Report") contain "forward-looking statements" within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although Xecom believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  The following exhibits are filed herewith:

         99.1 -- Acquisition Agreement, dated August 14, 1996 among the shareholders of Selectel and Teletek.

         99.2 --  Press Release of Xecom, dated August 21, 1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     XECOM CORP.


                                     By:   /s/ Joseph C. Vigliarolo
                                           -----------------------------
                                           Joseph C. Vigliarolo
                                           President and Director


Date: August 28, 1996


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